


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
===================================================================================================================================


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                              PERFORMANCE REVIEW


     The Smith Breeden Short Duration U.S. Government Fund provided a total return of 6.24% in the year ended March 31, 1998. The Fund's return exceeded its benchmark, the six-month U.S. Treasury Bill, by 0.57% for the year. The Fund's return versus money-market funds was even more compelling, with the average money-market fund yielding 5.03%1 in the year. This was accomplished steadily over the year, with the Fund's return exceeding the benchmark return in each calendar quarter. Since the Fund's inception in June 1992, it has provided an annualized return 0.71% in excess of the six-month U.S. Treasury Bill. The graph below plots the Fund's return versus both its benchmark and the average return of Morningstar's Ultra-Short Bond Fund category.

(graph appears here with the following plot points)

                    CHANGE IN VALUE OF A $10,000 INVESTMENT

Average Annual Returns (%)-Period Ended March 31, 1998(1)

                                                                   Since
                                                                 Inception
                                                  1 yr.  5 yr.    3/31/92
                                                  -----  -----    -------
Smith Breeden Short Duration U.S. Gov't. Fund     6.24   5.60      5.61
Morningstar Avg. Ultrashort Bond                  5.98   5.05      5.04
6 Month U.S. T-Bill per Merrill Lynch             5.67   5.03      4.90


Fund Name               Jun-92     Sep-92      Dec-92     Mar-93     Jun-93      Sep-93      Dec-93     Mar-94     Jun-94
---------               ------     ------      ------     ------     ------      ------      ------     ------     ------
Cat: Ultrashort Bond     0.643      0.421       0.503      0.36       0.394       0.274       0.366     -0.222      0.254
                          1.81%      3.41%       3.95%      5.34%      6.43%       7.57%       8.49%      8.53%      8.96%
                       $10,181    $10,341     $10,395    $10,534    $10,643     $10,757     $10,849    $10,853    $10,896

Short Series              0.31%      0.43%       0.74%      0.45%      0.75%      -0.01%       0.88%     -0.90%     -0.72%
                          1.99%      3.63%       4.97%      5.67%      7.32%       8.31%       9.49%      9.56%     10.32%
                       $10,199    $10,363     $10,497    $10,567    $10,732     $10,831     $10,949    $10,956    $11,032

6M UST                    0.40%      0.45%       0.40%      0.30%      0.30%       0.28%       0.34%      0.24%      0.44%
                          1.29%      2.57%       3.30%      4.26%      5.03%       5.94%       6.81%      7.52%      8.46%
                       $10,129    $10,257     $10,330    $10,426    $10,503     $10,594     $10,681    $10,752    $10,846



Fund Name               Sep-94     Dec-94      Mar-95     Jun-95      Sep-95      Dec-95     Mar-96      Jun-96      Sep-96
---------               ------     ------      ------     ------      ------      ------     ------      ------      ------
Cat: Ultrashort Bond     0.135      0.351       0.493      0.421       0.195       0.573      0.3         0.53        0.624
                          9.99%     10.80%      12.94%     14.95%      16.28%      18.25%     19.52%      21.04%      22.87%
                       $10,999    $11,080     $11,294    $11,495     $11,628     $11,825    $11,952     $12,104     $12,287

Short Series              0.11%      0.91%       0.39%      0.24%       0.34%       0.54%      0.28%       0.48%       0.52%
                         12.22%     14.02%      16.76%     17.95%      19.67%      21.01%     22.54%      24.46%      26.52%
                       $11,222    $11,402     $11,676    $11,795     $11,967     $12,101    $12,254     $12,446     $12,652

6M UST                    0.28%      0.43%       0.51%      0.53%       0.42%       0.56%      0.34%       0.43%       0.52%
                          9.66%     10.95%      12.90%     14.79%      16.42%      18.21%     19.63%      21.12%      22.81%
                       $10,966    $11,095     $11,290    $11,479     $11,642     $11,821    $11,963     $12,112     $12,281



Fund Name                 Sep-96     Dec-96      Mar-97            YTD         1YR        3YR         5YR
---------                 ------     ------      ------            ---         ---        ---         ---
Cat: Ultrashort Bond       0.624      0.32        0.277
                           22.87%     24.80%      26.23%          1.15%       5.62%       5.17%      4.77%
                         $12,287    $12,480     $12,623
                                                               1.2623*10000
Short Series                0.52%      0.55%       0.24%
                           26.52%     28.61%      30.59%
                         $12,652    $12,861     $13,059

6M UST                      0.52%      0.44%       0.39%
                           22.81%     24.49%      26.10%
                         $12,281    $12,449     $12,610


Quarterly
 Returns     Morning.       Short        6mo. T-Bill
 -------     --------       -----        -----------
 3/31/92     $10,000       $10,000        $10,000
 6/30/92     $10,160       $10,199        $10,130
 9/30/92     $10,308       $10,363        $10,258
12/31/92     $10,378       $10,497        $10,331
 3/31/93     $10,502       $10,567        $10,427
 6/30/93     $10,608       $10,732        $10,503
 9/30/93     $10,721       $10,831        $10,595
12/31/93     $10,807       $10,949        $10,681
 3/31/94     $10,845       $10,956        $10,753
 6/30/94     $10,895       $11,032        $10,847
 9/30/94     $10,998       $11,222        $10,966
12/31/94     $11,082       $11,402        $11,096
 3/31/95     $11,295       $11,676        $11,291
 6/30/95     $11,496       $11,795        $11,480
 9/30/95     $11,659       $11,967        $11,643
12/31/95     $11,857       $12,101        $11,822
 3/31/96     $11,990       $12,254        $11,964
 6/30/96     $12,146       $12,446        $12,112
 9/30/96     $12,333       $12,652        $12,282
12/31/96     $12,527       $12,861        $12,450
 3/31/97     $12,676       $13,059        $12,611
 6/30/97     $12,896       $13,289        $12,801
 9/30/97     $13,092       $13,490        $12,978
12/31/97     $13,258       $13,673        $13,144
 3/31/98     $13,434       $13,874        $13,326

(1) Fund Returns are net of fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

              Past performance is no guarantee of future results.

     Interest rates declined in the year, with the five-year U.S. Treasury Note yield dropping 1.12%, from 6.74% at March 31, 1997 to 5.62% at March 31, 1998. At the short end of the yield curve, the yield on the six-month U.S. T-Bill fell from 5.54% to 5.26%, or just 0.28%. This overall flattening in the yield curve resulted from a combination of economic events. The Federal Government budget deficit declined, which reduced the U.S. Treasury's need to issue new debt. The resultant reduction in supply of U.S. Treasury securities helped drive yields down. Financial turmoil in Asia made U.S. Treasury securities even more popular as a financial safe-harbor, increasing demand for U.S. Treasury debt while supply was falling. Meanwhile, the Federal Reserve continued to be watchful for signs of inflation amid strong economic growth and unemployment at thirty-year lows, and they maintained their short-term rate at 5.50%. This placed a floor under short-term rates, preventing a significant decline in yields on Treasury Bills, and the result was a flatter yield curve.


---------
1. Average money-market fund yield from The Wall Street Journal.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
     Part of the Fund's return over the return on the six-month U.S. Treasury Bill was due to the favorable performance of mortgage-backed securities when compared with U.S. Treasury securities. Expectations of future interest rate volatility declined in tandem with the fall in interest rates. Mortgage-backed securities perform best in steady interest rate environments, and so investors are willing to pay comparatively more for mortgages when they expect stable interest rates. The decline in expected interest rate volatility occurred despite some unsettled periods during the year, especially at the height of the recent Asian crisis. As long-term interest rates fell below 6.0% at the end of the third quarter of 1997, many mortgage investors braced for an expected surge in prepayments, and longer-duration mortgages underperformed comparable U.S. Treasury securities. The benign effect of declining volatility was enough, however, to outweigh the effect of faster prepayments for the mortgage sector as a whole.

     The Fund aims to add value by investing selectively in favorably valued sectors of the mortgage market. During the year, the Fund reduced its overall level of investment in mortgages and increased its cash holdings as interest rates declined and the likelihood of a prepayment surge increased. The Fund also reduced holdings in longer-term and higher-coupon fixed-rate mortgages in the latter part of 1997, to reduce prepayment risk in the fund. The first quarter of 1998 saw the expected surge in prepayments, and the Fund was successful in outperforming the six-month U.S. Treasury Bill even in this difficult period.



SCHEDULE OF INVESTMENTS                                                                                    MARCH 31, 1998

                                                                                                                 Market
   Face Amount     Security                                                                                      Value
   -----------     --------                                                                                   ----------

                   U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 132.69%
                   FREDDIE MAC -- 32.91% (1)
                   FH Gold
     $7,900,000    6.00%, due 4/1/13......................................................................      $7,785,511
     10,000,000    6.50%, due 4/1/13......................................................................      10,036,719
      7,650,530    8.50%, due 5/1/25 to 12/1/25...........................................................       7,984,036
                                                                                                                 ---------
                                                                                                                25,806,266
                                                                                                                ----------

                   FANNIE MAE -- 32.82% (1)
                   FN Interest only (2)
      1,324,877    9.00%, due 7/25/21.....................................................................         351,642
                   FN
     20,199,991    6.50%, due 1/1/28 to 2/1/28............................................................      19,978,824
      4,000,000    6.50%, due date to be announced........................................................       3,955,406
      1,395,490    7.04%, due 12/1/06.....................................................................       1,457,381
                                                                                                                 ---------
                                                                                                                25,743,253
                                                                                                                ----------

                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 66.45% (1)
                   GNMA ARM
     26,245,770    5.00%, due 7/20/27 to 3/20/28..........................................................      26,221,553
     19,633,725    5.50%, due 8/20/27 to 11/20/27 (5).....................................................      19,804,312
      3,591,256    7.00%, due 7/20/17 to 9/20/22..........................................................       3,691,293
      1,268,641    7.375%, due 5/20/22 to 4/20/24.........................................................       1,301,807
                   GNMA
      1,017,522    9.50%, due 7/15/09 to 9/15/21..........................................................       1,098,553
                                                                                                                 ---------
                                                                                                                52,117,518
                                                                                                                ----------

                   U.S. TREASURY BILLS -- 0.51%
        400,000    5.51% due 5/28/98 (3)..................................................................         396,802
                                                                                                                   -------
                                                                                                                   396,802
                                                                                                                   -------

                   TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                   (COST $103,210,947)....................................................................     104,063,839
                                                                                                               -----------

   NOTIONAL
    AMOUNT         THREE-MONTH LIBOR INTEREST RATE SWAP CONTRACTS -- (0.97)%

    $20,000,000    Contract dated 6/22/93 with Prudential Global Funding, Expires 6/22/98,
                   pay rate 5.458%........................................................................          17,095
     20,000,000    Contract dated 8/31/93 with Salomon Swapco, Expires 8/30/00,
                   pay rate 5.34%.........................................................................         259,820
     20,000,000    Contract dated 5/15/95 with Salomon Swapco, Expires 5/15/05,
                   pay rate 6.951%........................................................................      (1,038,677)
                                                                                                                -----------
                   TOTAL THREE-MONTH LIBOR INTEREST RATE SWAP CONTRACTS...................................       (761,762)
                                                                                                                 ---------

                   THREE-MONTH LIBOR INTEREST RATE CAP CONTRACTS -- 0.34%
     50,000,000    CONTRACT WITH SALOMON SWAPCO, EXPIRES 4/23/03, STRIKE RATE 7.50%.......................         269,500
                                                                                                                   -------
                   TOTAL THREE-MONTH LIBOR INTEREST RATE CAP CONTRACTS (COST $1,509,907)..................         269,500
                                                                                                                   -------
   CONTRACTS       OPTION CONTRACTS -- 0.07%

            80     Call on 5 Year US Treasury Note Futures, expires 5/98, strike price $111...............          $2,500
            40     Call on 30 Year US Treasury Bond Futures, expires 5/98, strike price $126..............           5,000
            80     Put on 5 Year US Treasury Note Futures, expires 5/98, strike price $108................          18,750
            40     Put on 30 Year US Treasury Bond Futures, expires 5/98, strike price $118...............          25,000
                                                                                                                    ------
                   TOTAL OPTION CONTRACTS (Cost $78,112)..................................................          51,250
                                                                                                                    ------
                   TOTAL INVESTMENTS -- 132.13% (Cost $104,798,966).......................................     103,622,827
                                                                                                               -----------

                                                                 4




SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
==================================================================================================================================
SCHEDULE OF INVESTMENTS (CONTINUED)                                                                MARCH 31, 1998

                                                                                                              MARKET
     FACE AMOUNT        SECURITY                                                                              VALUE
     -----------        ---------                                                                             ------

                        REVERSE REPURCHASE AGREEMENTS -- (5.10%)
      $(4,000,000)      Morgan Stanley 5.74% due 4/7/98 dated 3/31/98 (4).............................       (4,000,000)
                                                                                                             -----------
                                                                                                             (4,000,000)
                                                                                                             -----------

                        SHORT SALES -- (25.22%)
      (20,000,000)      FN 6.50% due date to be announced (5).........................................      (19,777,031)
                                                                                                            ------------
                                                                                                            (19,777,031)
                                                                                                            ------------
                        Other Liabilities, Less Cash and Other Assets -- (1.81%)                             (1,417,941)
                                                                                                             -----------
                        NET ASSETS -- 100.00%.........................................................      $78,427,855
                                                                                                            ===========

--------------

(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. ARMs have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1998. The adjusted rate is determined by adding a spread to a specified index.

(2)  Represents an interest only stripped mortgage-backed security.

(3) Security is held as collateral by Carr Futures, Inc. The interest rate shown is the discount rate paid at time of purchase.

(4)  Reverse  repurchase  agreement is collateralized by $4,166,424 face of GNMA
     ARM 5.50% due 8/20/27.

(5) Short sale represents the sale "against the box" of $20,000,000 FN 6.50% securities owned by the Fund.

Portfolio Abbreviations:
     ARM -- Adjustable-Rate Mortgage
      FH -- Freddie Mac
      FN -- Fannie Mae
    GNMA -- Government National Mortgage Association








===================================================================================================================================
The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
==================================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

Assets
  Investments at market value (identified cost $104,798,966) (Note 1)..................................        $103,622,827
  Cash.................................................................................................               7,459
  Restricted cash held to cover checkwriting privileges................................................              28,000
  Receivables:
    Variation margin on futures contracts (Note 2).....................................................              43,765
    Subscriptions......................................................................................             155,740
    Interest...........................................................................................             487,618
    Securities sold....................................................................................          40,676,438
  Other assets.........................................................................................              11,649
                                                                                                                -----------
    Total Assets.......................................................................................         145,033,496
                                                                                                                -----------

Liabilities
  Reverse repurchase agreement (proceeds $4,000,000) (Note 1)..........................................           4,000,000
  Short sales at market value (proceeds $19,806,250)...................................................          19,777,031
  Payables:
    Redemptions........................................................................................              25,915
    Securities purchased...............................................................................          42,629,141
    Swap Interest (Note 2).............................................................................              33,441
    Due to Advisor (Note 3)............................................................................              48,169
  Accrued expenses.....................................................................................              91,944
                                                                                                                 ----------
    Total Liabilities..................................................................................          66,605,641
                                                                                                                 ----------

Net Assets
  (Applicable to outstanding shares of 7,904,459 unlimited number of shares of beneficial
    interest authorized; no stated par)...............................................................         $78,427,855
                                                                                                               ===========
  Net asset value, offering price and redemption price per share ($78,427,855 / 7,904,459).                          $9.92
                                                                                                                ==========


Source of Net Assets
  Paid in capital.....................................................................................         $82,964,182
  Overdistributed net investment income...............................................................           (631,273)
  Accumulated net realized loss on investments........................................................          (2,702,907)
  Net unrealized depreciation of investments, interest rate swaps, interest rate caps, short
    sales and futures contracts.......................................................................          (1,202,147)
                                                                                                               ------------
    Net Assets........................................................................................         $78,427,855
                                                                                                               ===========

=================================================================================================================================
The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
==================================================================================================================================
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1998

Investment Income
  Interest and discount earned, net of premium amortization and interest expense (Note 1) ..............        $6,296,431
Expenses
  Advisory fees (Note 3)................................................................................           727,735
  Accounting and pricing services fees..................................................................            59,134
  Custodian fees........................................................................................            37,145
  Audit and tax preparation fees........................................................................            33,860
  Legal fees............................................................................................            27,305
  Transfer agent fees...................................................................................            33,609
  Registration fees.....................................................................................            24,489
  Trustees fees and expenses............................................................................            66,931
  Insurance.............................................................................................            21,599
  Other.................................................................................................            10,482
                                                                                                                ----------
    Total Expenses Before Reimbursement.................................................................         1,042,289
    Expenses reimbursed by Advisor (Note 3).............................................................         (231,365)
                                                                                                                ----------
    Net Expenses........................................................................................           810,924
                                                                                                                ----------
    Net Investment Income...............................................................................         5,485,507
                                                                                                                ----------

Realized and Unrealized Gain (Loss) on Investments
  Net realized gain on investments......................................................................         2,886,352
  Change in unrealized appreciation (depreciation) of investments, interest rate swaps, interest
    rate caps, and futures contracts....................................................................        (2,022,049)
                                                                                                                -----------
  Net realized and unrealized gain on investments.......................................................           864,303
                                                                                                                -----------
  Net increase in net assets resulting from operations..................................................        $6,349,810
                                                                                                                ==========











===================================================================================================================================

The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
===================================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED           YEAR ENDED
                                                                                      MARCH 31, 1998        MARCH 31, 1997
                                                                                      --------------        ---------------

Operations
  Net investment income...........................................................         $5,485,507          $10,225,930
  Net realized gain on investments................................................          2,886,352              846,686
  Change in unrealized appreciation (depreciation) of investments,
    interest rate swaps, interest rate caps and futures contracts.................        (2,022,049)            1,887,652
                                                                                          -----------           ----------
  Net increase in net assets resulting from operations............................          6,349,810           12,960,268
                                                                                          -----------           ----------

Distributions to Shareholders
  Dividends from net investment income............................................        (5,439,867)          (10,225,930)
  Dividends in excess of net investment income....................................                --             (929,596)
                                                                                          ----------             ---------
  Total distributions.............................................................        (5,439,867)          (11,155,526)
                                                                                          -----------          ------------

Capital Share Transactions
  Shares sold.....................................................................         46,118,603           59,328,830
  Shares issued on reinvestment of distributions..................................          2,600,980            2,816,807
  Shares redeemed.................................................................       (90,190,280)         (166,786,906)
                                                                                         ------------         -------------
  Decrease in net assets resulting from capital share transactions (a)............       (41,470,697)         (104,641,269)
                                                                                         ------------         -------------
    Total Decrease in Net Assets..................................................       (40,560,754)         (102,836,527)

Net Asset
  Beginning of period.............................................................        118,988,609          221,825,136
                                                                                          -----------          -----------
  End of period...................................................................        $78,427,855         $118,988,609
                                                                                          ===========         ============


(a) Transactions in capital shares were as follows:
    Shares sold...................................................................          4,669,660            6,065,723
    Shares issued on reinvestment of distributions................................           264,390               289,222
    Shares redeemed...............................................................        (9,136,010)          (17,017,982)
                                                                                          -----------          ------------
    Net decrease..................................................................        (4,201,960)          (10,663,037)
    Beginning balance.............................................................         12,106,419           22,769,456
                                                                                          -----------           ----------
    Ending balance................................................................          7,904,459           12,106,419
                                                                                          ===========           ==========








===================================================================================================================================
The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
==================================================================================================================================
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

                                                  Year                 Year
                                                 Ended                Ended
                                              March 31,            March 31,
                                                  1998                 1997
                                               --------          ----------

Net Asset Value,
  Beginning of Period..................      $    9.83           $     9.74
                                             ---------           ----------

  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income................          0.484                0.476
  Net realized and
    unrealized gain (loss)
    on investments.....................          0.114                0.146
                                              ---------          -----------
    Total from investment
     operations........................          0.598                0.622
                                              ----------         -----------

  Less Distributions
  Dividends from net
    investment income..................         (0.508)              (0.476)
  Dividends in excess of
    investment income..................             --               (0.056)
                                              ----------         ------------
    Total distributions................         (0.508)              (0.532)
                                              ----------         ------------

Net Asset Value, End of
  Period...............................      $    9.92          $      9.83
                                             ----------          -----------

Total Return...........................           6.24%                6.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period............    $78,427,855         $118,988,609
  Ratio of expenses to
    average net assets (2).............           0.78%                0.78%
  Ratio of net investment
    income to average net
    assets.............................           5.28%                5.04%
  Portfolio turnover rate..............            626%                 556%
  Ratio of expenses to
    average net assets
    before reimbursement
    of expenses by the
    Advisor (2)                                   1.00%                0.93%
  Ratio of net investment
    income to average net
    assets before
    reimbursement of
    expenses by the
    Advisor                                       5.06%                4.90%


                                                                                                          For the Period
                                                Year                 Year                  Year             March 31,
                                                Ended                Ended                 Ended              1992 (1)
                                              March 31,            March 31,            March 31,          to March 31,
                                                1996                 1995                  1994                 1993
                                             ----------            ---------            ---------          -------------

Net Asset Value,
  Beginning of Period..................      $     9.90          $      9.90           $     10.00         $     10.00
                                             ----------          -----------           -----------         -----------

  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income................           0.621                0.628                 0.432               0.552
  Net realized and
    unrealized gain (loss)
    on investments.....................          (0.148)                  --               (0.070)               0.002
                                             -----------        -------------         -----------          -----------

    Total from investment
     operations........................           0.473                0.628                0.362                0.554
                                             -----------        -------------         -----------          -----------

  Less Distributions
  Dividends from net
    investment income..................          (0.621)              (0.628)              (0.462)              (0.554)
  Dividends in excess of
    investment income..................          (0.012)                  --                   --                   --
                                             ------------       --------------        ------------         ------------


    Total distributions................          (0.633)              (0.628)              (0.462)              (0.554)
                                             ------------        -------------        ------------         ------------

Net Asset Value, End of
  Period...............................      $     9.74         $       9.90          $      9.90         $      10.00
                                             ------------        -------------        ------------        -------------
Total Return...........................            4.95%                6.58%                3.67%                5.67%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period............    $221,825,136         $218,431,665         $218,167,491          $48,531,206
  Ratio of expenses to
    average net assets (2).............            0.78%                0.78%                0.78%                0.78%
  Ratio of net investment
    income to average net
    assets.............................            6.29%                6.33%                4.17%                4.53%
  Portfolio turnover rate..............             225%                  47%                 112%                   3%
  Ratio of expenses to
    average net assets
    before reimbursement
    of expenses by the
    Advisor (2)........................            0.93%                0.92%                1.00%                2.58%
  Ratio of net investment
    income to average net
    assets before
    reimbursement of
    expenses by the
    Advisor............................            6.13%                6.18%                3.95%                2.73%


(1) Commencement of operations.

     (2) Through March 31, 1995, expense ratios include both the direct expenses of the Smith Breeden Short Duration U.S.  Government Fund, and the indirect expenses  incurred  through  the  Fund's  investment  in the Smith  Breeden
     Institutional Short Duration U.S. Government Fund.
==================================================================================================================================
     The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
===============================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund" or "Fund", formerly the Smith Breeden Short Duration U.S. Government Series) and the Smith Breeden
Intermediate Duration U.S. Government Fund (formerly, the Smith Breeden Intermediate Duration U.S. Government Series). The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had a net capital loss carryforward of $1,792,811, with $963,255 expiring on March 31, 2004, and $829,556 expiring on March 31, 2005.

F. Securities Transactions, Investment Income and Expenses: Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
===============================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

1. SIGNIFICANT  ACCOUNTING  POLICIES -- Continued

G. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. FINANCIAL INSTRUMENTS

Derivative Financial Instruments Held or Issued for Purposes other than Trading:
Interest rate futures, swap, cap and option contracts are used for risk management purposes in order to reduce fluctuations in the Fund's net asset value relative to its targeted option-adjusted duration.

A. Futures Contracts: On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


The Fund had the following open futures contracts as of March 31, 1998:

                                            Number of                         Expiration               Unrealized
Type                                        Contracts       Position             Month                 Gain/(Loss)
----                                        ---------       ---------         ---------               -------------

5 Year Treasury.......................          39           Long              June, 1998                 $(5,355)
10 Year Treasury......................          86           Long              June, 1998                 (59,512)
3 Month Eurodollar....................          95           Long              June, 1998                  (6,365)
3 Month Eurodollar....................         (60)          Short             March, 1999               (143,770)
3 Month Eurodollar....................          50           Long              September, 2001            159,775
                                                                                                         ---------
                                                                               Total                     $(55,227)
                                                                                                         =========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1998 was $396,802.

B. Interest Rate Swap Contracts: The Fund may enter into over-the-counter transactions swapping interest rates. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties. The Fund's interest rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. As of March 31, 1998, the Fund had three open interest rate swap contracts. In each of the contracts, the Fund has agreed to pay a fixed rate and receive a floating rate. The floating rate on the contracts resets quarterly and is the three month London Inter-Bank Offered Rate ("LIBOR"). The Fund will not enter into interest rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A-1 or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

2. FINANCIAL INSTRUMENTS -- Continued acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, receiving payments owed to it under the swap contracts. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the interest rate swaps, and may realize a loss. The Fund records gains and losses under interest rate swap contracts as realized gains or losses on investments.

The Fund's interest payable on the interest rate swap contracts as of March 31, 1998 was $33,441, and swap contract interest receivable was $6,410. No collateral is required under these contracts.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Fund had one interest rate cap contract open at March 31, 1998.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly at an annual rate equal to 0.70% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reimburse normal business expenses of the Fund through August 1, 1998 so that total direct and indirect operating expenses do not exceed 0.78% of its average net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses of the Fund to 0.78% through August 1, 1998. For the year ended March 31, 1998, the Advisor received $727,735 in fees and reimbursed the Fund $231,365.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.

4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1998 purchases and proceeds from sales of securities, other than short-term investments, aggregated $653,578,765 and $688,170,564 respectively for the Fund. The cost of the Fund's securities for federal income tax purposes at March 31, 1998, is $104,798,966. Net unrealized depreciation of investments, short sales and futures contracts consists of:

        Gross unrealized appreciation                          $1,838,234
        Gross unrealized depreciation                          (3,040,381)
                                                             ------------
        Net unrealized depreciation                           $(1,202,147)
                                                             ============

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Short Duration U.S. Government Fund (formerly "Smith Breeden Short Duration U.S. Government Series") of the
Smith Breeden Series Fund (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
================================================================================

                               PERFORMANCE REVIEW

    The Smith Breeden Intermediate Duration U.S. Government Fund provided a total return of 10.65% in the year ending March 31, 1998. By comparison, the return on the Fund's benchmark, the Salomon Smith Barney Mortgage Index, was 10.92%. The one-year return for the five-year U.S. Treasury Note, which is comparable in interest rate risk to the Fund, was 10.52%. The return on the average Government Mortgage mutual fund for the year was 10.15%, as measured by Morningstar. Over five years, the Fund has returned 7.27%, versus the 5.80% return on the average Government Mortgage Fund, and the 7.05% return on the Salomon Smith Barney Mortgage Index. Since the Fund's inception, its return of 8.51% has exceeded that of its benchmark by 0.29% on an annualized basis. The graph below plots the Fund's return versus its benchmark, which as noted in the graph, changed effective January 1, 1994. The graph also shows the Fund's return versus the average return of the Morningstar's Government Mortgage Fund category.



(graph appears here with the following plot points)

                    CHANGE IN VALUE OF A $10,000 INVESTMENT

Average Annual Returns (%)-Period Ended March 31, 1998(1)
                                                                         Since
                                                                       Inception
                                                         1 yr.  5 yr.    3/31/92
                                                         -----  -----    -------
Smith Breeden Intermediate Duration U.S. Gov't. Fund     10.65    7.27    8.51
Morningstar Avg. Gov't Bond Mortgage                     10.15    5.80    6.70
5YR/SMBI (2)                                             10.92    7.05    8.22


Fund Name                 Jun-92     Sep-92     Dec-92      Mar-93      Jun-93     Sep-93      Dec-93     Mar-94      Jun-94
---------                 ------     ------     ------      ------      ------     ------      ------     ------      ------
Obj: Govt Bond--Mortgage   1.298      0.845      1.339       0.419       1.234      0.02        0.707     -2.511      -0.268
                           3.89%      7.41%      7.85%      11.29%       13.64%     15.12%      15.49%     12.44%      10.89%
                         $10,389    $10,741    $10,785     $11,129     $11,364    $11,512     $11,549    $11,244     $11,089

Intermediate Series         0.99%      1.16%      1.88%       0.43%       2.48%     -0.02%       1.00%     -2.79%      -0.88%
                            4.80%      9.54%     10.21%      14.93%      19.10%     22.55%      22.43%     19.67%      18.92%
                         $10,480    $10,954    $11,021     $11,493     $11,910    $12,255     $12,243    $11,967     $11,892

5Yr/SBMI                    1.89%      1.43%      1.24%       0.43%       1.85%      0.55%       0.25%     -2.47%      -0.25%
                            4.51%     10.37%      8.80%      14.28%      16.76%     19.88%      19.29%     16.78%      16.15%
                         $10,451    $11,037    $10,880     $11,428     $11,676    $11,988     $11,929    $11,678     $11,615



Fund Name                 Sep-94     Dec-94     Mar-95      Jun-95     Sep-95      Dec-95     Mar-96      Jun-96     Sep-96
---------                 ------     ------     ------      ------     ------      ------     ------      ------     ------
Obj: Govt Bond--Mortgage  -1.317      0.781      0.459       0.6        0.912       1.235     -0.464       1.075      1.551
                           11.33%     11.42%     16.62%      22.52%     24.81%      29.16%     27.78%      28.19%     30.52%
                         $11,133    $11,142    $11,662     $12,252    $12,481     $12,916    $12,778     $12,819    $13,052

Intermediate Series        -1.48%      0.61%      0.36%       0.27%      0.82%       1.19%     -0.49%       1.30%      1.42%
                           19.82%     20.38%     26.95%      33.13%     36.10%      40.13%     39.25%      40.61%     43.30%
                         $11,982    $12,038    $12,695     $13,313    $13,610     $14,013    $13,925     $14,061    $14,330

5Yr/SBMI                   -1.34%      0.83%      0.41%       0.53%      0.89%       1.24%     -0.34%       1.28%      1.68%
                           17.08%     17.59%     23.79%      30.20%     32.84%      37.31%     36.81%      37.74%     40.64%
                         $11,708    $11,759    $12,379     $13,020    $13,284     $13,731    $13,681     $13,774    $14,064



Fund Name                 Dec-96      Mar-97            YTD        1YR        3YR         5YR
---------                 ------      ------            ---        ---        ---         ---
Obj: Govt Bond--Mortgage  -0.659      -0.912
                           34.10%      33.89%         -0.16%      4.78%       5.99%      6.01%
                         $13,410     $13,389

Intermediate Series        -0.36%      -0.84%
                           47.20%      47.48%
                         $14,720     $14,748

5Yr/SBMI                   -0.46%      -0.83%
                           44.68%      44.86%
                         $14,468     $14,486


  Quarterly
   Returns     Morning.     Intermed.       SBMI-5yr
   -------     --------     ---------       --------
   3/31/92     $10,000       $10,000        $10,000
   6/30/92     $10,389       $10,480        $10,455
   9/30/92     $10,741       $10,954        $11,040
  12/31/92     $10,785       $11,021        $10,884
   3/31/93     $11,129       $11,493        $11,432
   6/30/93     $11,361       $11,910        $11,680
   9/30/93     $11,509       $12,255        $11,992
  12/31/93     $11,546       $12,243        $11,933
   3/31/94     $11,244       $11,967        $11,682
   6/30/94     $11,092       $11,892        $11,619
   9/30/94     $11,137       $11,982        $11,712
  12/31/94     $11,145       $12,038        $11,763
   3/31/95     $11,664       $12,695        $12,384
   6/30/95     $12,253       $13,313        $13,025
   9/30/95     $12,482       $13,610        $13,288
  12/31/95     $12,916       $14,013        $13,736
   3/31/96     $12,780       $13,925        $13,685
   6/30/96     $12,823       $14,061        $13,779
   9/30/96     $13,057       $14,330        $14,069
  12/31/96     $13,415       $14,720        $14,473
   3/31/97     $13,395       $14,748        $14,491
   6/30/97     $13,848       $15,266        $15,019
   9/30/97     $14,237       $15,682        $15,451
  12/31/97     $14,556       $16,045        $15,813
   3/31/98     $14,754       $16,320        $16,071


    Interest rates declined in the year, with the five-year U.S. Treasury Note yield dropping 1.12%, from 6.74% at March 31, 1997 to 5.62% at March 31, 1998. At the short end of the yield curve, the yield on the six-month U.S. T-Bill fell from 5.54% to 5.26%, or just 0.28%. This overall flattening in the yield curve resulted from a combination of economic events. The Federal Government budget deficit declined, which reduced the U.S. Treasury's need to issue new debt. The resultant reduction in supply of U.S. Treasury securities helped drive yields down. Financial turmoil in Asia made U.S. Treasury securities even more popular as a financial safe-harbor, increasing demand for U.S. Treasury debt while supply was falling. Meanwhile, the Federal Reserve continued to be watchful for signs of inflation amid strong economic growth and unemployment at thirty-year lows, and they maintained their short-term rate at 5.50%. This placed a floor under short-term rates, preventing a significant decline in yields on Treasury Bills, and the result was a flatter yield curve.

    The Fund's return over the return on comparable-duration U.S. Treasury Notes was due to three factors:

    1) The higher yield offered by mortgage-backed securities as compared to U.S. Treasury securities,
    2) The decline in expectations of future interest rate volatility, and
    3) How the fund was positioned within the mortgage sector.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
===============================================================================

    Expectations of future interest rate volatility declined in tandem with the fall in interest rates. Mortgage-backed securities perform best in steady interest rate environments, and so investors are willing to pay comparatively more for mortgages when they expect stable interest rates. The decline in expected interest rate volatility occurred despite some unsettled periods during the year, especially at the height of the recent Asian crisis. As long-term interest rates fell below 6.0% at the end of the third quarter of 1997, many mortgage investors braced for an expected surge in prepayments, and longer-duration mortgages underperformed comparable U.S. Treasury securities. The benign effect of declining volatility was enough, however, to outweigh the effect of faster prepayments for the mortgage sector as a whole.

    Given the decline in interest rates in the year, we adjusted the level of prepayment risk to which the Fund was exposed. The weighting of fixed-rate mortgages, which are more susceptible than adjustable-rate mortgages to poor performance when prepayments are high, was reduced from 73% of net assets in March 1997, to 57% of net assets in March 1998. We raised the level of short-term cash investments in the fund by a comparable amount. The fund's investment in adjustable-rate mortgages remained steady at about 30% of net assets. Within the fixed-rate segment of the portfolio, we reduced the range of coupons from 7.0%-9.5% to 6.0%-7.5%. Higher coupon fixed-rate mortgages see faster prepayments when interest rates fall significantly as homeowners have the opportunity to refinance their mortgages at lower rates.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
===================================================================================================================================
SCHEDULE OF INVESTMENTS                                                                                   MARCH 31, 1998

                                                                                                                Market
    Face Amount       Security                                                                                   Value
    ------------      --------                                                                           -----------------

                      U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 119.62%
                      Freddie Mac -- 30.61% (1)
                      FH Gold
      $2,000,000      6.00%, due date to be announced..................................................         $1,971,017
       9,950,001      6.50%, due 2/1/28 to 3/1/28......................................................          9,852,906
                                                                                                                ----------
                                                                                                                11,823,923
                                                                                                                ----------
                      Fannie Mae -- 51.25% (1)
                      FN
      13,129,998      6.50%, due 1/1/28 to 3/1/28......................................................         12,986,239
         739,097      6.98%, due 6/1/07................................................................            769,228
       2,540,268      7.00%, due 1/1/28 to 2/1/28......................................................          2,566,380
       3,400,000      7.50%, due date to be announced..................................................          3,486,195
                                                                                                                ----------
                                                                                                                19,808,042
                                                                                                                ----------
                      Government National Mortgage Association -- 37.55% (1)
                      GNMA
       3,035,275      7.00%, due 3/15/26 to 1/15/28....................................................          3,067,892
                      GNMA ARM
       3,029,997      5.00%, due 2/20/28...............................................................          3,015,425
       2,000,000      5.00%, due date to be announced..................................................          1,989,688
       2,986,617      5.50%, due 11/20/27..............................................................          3,010,007
       1,854,871      7.00%, due 3/20/16 to 8/20/18....................................................          1,906,272
       1,479,719      7.375%, due 6/20/16 to 4/20/22...................................................          1,520,438
                                                                                                                ----------
                                                                                                                14,509,722
                                                                                                                ----------
                      U.S. Treasury Bills -- 0.21%
          10,000      5.11%, due 8/20/98 (2)...........................................................              9,801
          70,000      5.51%, due 5/28/98 (2)...........................................................             69,440
                                                                                                                ----------
                                                                                                                    79,241
                                                                                                                ----------
                      TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $46,188,181)....................         46,220,928
                                                                                                                ----------
                      TOTAL INVESTMENTS (Cost $46,188,181)--119.62%....................................         46,220,928
                                                                                                                ----------

                      Short Sales -- (33.27%)
     (13,000,000)     FN 6.50%, due date to be announced (3)...........................................        (12,855,070)
                                                                                                               ------------
                                                                                                               (12,855,070)
                      Cash and Other Assets Less Liabilities -- 13.65%.................................          5,276,021
                                                                                                               -----------
                      NET ASSETS -- 100.00%............................................................        $38,641,879
                                                                                                               ===========


(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. ARMs have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1998. The adjusted rate is determined by adding a spread to a specified index.
(2) Security is held as collateral by Carr Futures, Inc. The interest rate shown is the discount rate paid at time of purchase.
(3) Short sale represents the sale "against the box" of $13,000,000 FN 6.50% securities owned by the fund.

     Portfolio Abbreviations:
     ARM -- Adjustable-Rate Mortgage
      FH -- Freddie Mac
      FN -- Fannie Mae
    GNMA -- Government National Mortgage Association

==================================================================================================================================

The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
==================================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets
  Investments at market value (identified cost $46,188,181)(Note 1)....................................        $46,220,928
  Receivables:
    Subscriptions......................................................................................            157,910
    Interest...........................................................................................            228,512
    Securities sold....................................................................................         20,849,757
    Due from Advisor (Note 3)..........................................................................              1,021
  Other assets.........................................................................................              5,479
                                                                                                               -----------
    Total Assets.......................................................................................         67,463,607
                                                                                                               -----------

Liabilities
  Bank overdraft.......................................................................................            458,254
  Short sales at market value (proceeds $12,874,063)...................................................         12,855,070
  Payables:
    Variation margin on futures contracts (Note 2).....................................................              5,623
    Securities purchased...............................................................................         15,429,655
    Redemptions........................................................................................             32,575
    Distributions......................................................................................              4,236
  Accrued expenses.....................................................................................             36,315
                                                                                                                ----------
    Total Liabilities..................................................................................         28,821,728
                                                                                                                ----------

Net Assets
  (Applicable to outstanding shares of 3,865,492; unlimited number of shares of beneficial
    interest authorized; no stated par)................................................................        $38,641,879
                                                                                                               ===========
  Net asset value, offering price and redemption price per share ($38,641,879 / 3,865,492)                     $     10.00
                                                                                                               ===========


Source of Net Assets
  Paid in capital......................................................................................        $38,590,422
  Overdistributed net investment income................................................................          (134,448)
  Accumulated net realized gains on investments........................................................            123,366
  Net unrealized appreciation of investments...........................................................             62,539
                                                                                                               -----------
     Net Assets........................................................................................        $38,641,879
                                                                                                               ===========






===================================================================================================================================

The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
=================================================================================================================================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income
  Interest and discount earned, net of premium amortization (Note 1)...................................       $2,516,399
Expenses
  Advisory fees (Note 3)...............................................................................          271,230
  Accounting and pricing services fees.................................................................           39,913
  Custodian fees.......................................................................................           15,432
  Audit & tax preparation fees.........................................................................           19,794
  Legal fees...........................................................................................           18,482
  Transfer agent fees..................................................................................           30,564
  Registration fees....................................................................................           12,333
  Trustees fees and expenses...........................................................................           18,125
  Insurance............................................................................................           10,881
  Other................................................................................................            2,056
                                                                                                              ----------
     Total Expenses Before Reimbursement...............................................................          438,810
     Expenses reimbursed by Advisor (Note 3)...........................................................          (97,835)
                                                                                                              ----------
     Net Expenses......................................................................................          340,975
                                                                                                              ----------
     Net Investment Income.............................................................................        2,175,424
                                                                                                              ----------

Realized and Unrealized Gain (Loss) on Investments
  Net realized gain on investments.....................................................................        1,835,038
  Change in unrealized appreciation (depreciation) of investments......................................          (73,907)
                                                                                                              ----------
  Net realized and unrealized gain on investments......................................................        1,761,131
                                                                                                              ----------
  Net increase in net assets resulting from operations.................................................       $3,936,555
                                                                                                              ==========







===================================================================================================================================

The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
=================================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Year Ended           Year Ended
                                                                                       March 31, 1998       March 31, 1997
                                                                                       ---------------      ---------------
Operations
  Net investment income............................................................        $2,175,424          $2,303,301
  Net realized (loss) gain on investments..........................................         1,835,038             (82,705)
  Change in unrealized appreciation (depreciation) of investments..................           (73,907)            (93,993)
                                                                                              --------           --------
  Net increase in net assets resulting from operations.............................         3,936,555           2,126,603

Distributions to Shareholders
  Dividends from net investment income.............................................        (2,175,424)         (2,260,030)
  Dividends in excess of net investment income.....................................           (10,140)                 --
  Distributions from net realized gains on investments.............................          (880,968)           (943,662)
                                                                                             ---------            ---------

  Total distributions..............................................................        (3,066,532)         (3,203,692)
                                                                                           -----------         -----------

Capital Share Transactions
  Shares sold......................................................................        34,884,833           1,730,791
  Shares issued on reinvestment of distributions...................................         1,570,705             935,335
  Shares redeemed..................................................................       (36,419,207)           (300,452)
                                                                                          ------------        -----------
  Increase in net assets resulting from capital share transactions (a).............            36,331           2,365,674
                                                                                          ------------        -----------
    Total Increase in Net Assets...................................................           906,354           1,288,585


Net Assets
  Beginning of period..............................................................        37,735,525          36,446,940
                                                                                           ----------          ----------
  End of period....................................................................       $38,641,879         $37,735,525
                                                                                          ===========         ===========


(a) Transactions in capital shares were as follows:
   Shares sold......................................................................        3,494,156             174,344
   Shares issued on reinvestment of distributions...................................          157,456              94,439
   Shares redeemed..................................................................       (3,664,130)            (30,101)
                                                                                            ---------           ---------
   Net increase (decrease)..........................................................          (12,518)            238,682
   Beginning balance................................................................        3,878,010           3,639,328
                                                                                            ---------           ---------
   Ending balance...................................................................        3,865,492           3,878,010
                                                                                            =========           =========









===================================================================================================================================

The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
===================================================================================================================================
FINANCIAL HIGHLIGHTS

    The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

                                                 Year                     Year
                                                Ended                    Ended
                                                March 31,                March 31,
                                                 1998                     1997
                                            ---------               ----------

Net Asset Value, Beginning
  of Period........................             $9.73                   $10.01
                                            ---------               ----------

  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income............             0.590                    0.599
  Net realized and unrealized
    (loss) gain on
    investments....................             0.419                   (0.024)
                                              ---------               ----------


    Total from investment
     operations....................             1.009                    0.575
                                              ---------               ----------

  LESS DISTRIBUTIONS
  Dividends from net
    investment income..............           (0.561)                   (0.604)
  Dividends in excess of net
    investment income..............                --                       --
  Distributions from net
    realized gains on
    investments....................           (0.178)                   (0.251)
  Distributions in excess of
    net realized gains on
    investments....................                --                       --
                                              ---------               ----------
    Total distributions............           (0.739)                   (0.855)
Net Asset Value, End of
  Period...........................           $10.00                     $9.73
                                             ---------               ----------

Total Return.......................            10.65%                     5.92%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period........      $38,641,879               $37,735,525
  Ratio of expenses to
    average net assets (2).........             0.88%                     0.88%
  Ratio of net investment
    income to average net
    assets.........................             5.61%                     6.19%
  Portfolio turnover rate..........              583%                      409%
  Ratio of expenses to
    average net assets
    before reimbursement of
    expenses by the Advisor                     1.13%                     1.16%
  Ratio of net investment
    income to average net
    assets before
    reimbursement of
    expenses by the Advisor                     5.36%                     5.92%


                                                                                                           For the period
                                                        Year                Year                Year            March 31,
                                                      Ended                Ended               Ended              1992 (1)
                                                   March 31,            March 31,           March 31,         to March 31,
                                                       1996                 1995                1994               1993
                                                   ----------        -----------          -----------       --------------
Net Asset Value, Beginning
  of Period........................                    $9.83              $10.01             $10.62             $10.00
                                                   ---------               ------             ------             ------

  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income............                    0.660               0.664              1.050              0.826
  Net realized and unrealized
    (loss) gain on
    investments....................                    0.277              (0.049)            (0.601)             0.621
                                                   ---------            --------             -------           -------

    Total from investment
     operations....................                    0.937               0.615              0.449              1.447
                                                   ---------            --------             -------            ------

  LESS DISTRIBUTIONS
  Dividends from net
    investment income..............                   (0.656)             (0.664)            (1.044)            (0.826)
  Dividends in excess of net
    investment income..............                       --              (0.108)                --                 --
  Distributions from net
    realized gains on
    investments....................                   (0.101                  --             (0.015)                --
  Distributions in excess of
    net realized gains on
    investments....................                       --               (0.022)               --                 --
                                                   -----------         ----------          ---------          --------
    Total distributions............                   (0.757)              (0.794)           (1.059)            (0.826)
Net Asset Value, End of
  Period...........................                   $10.01                $9.83            $10.01             $10.62
                                                   ----------          ----------          ----------         ---------
Total Return.......................                     9.69%                6.10%             4.11%             14.93%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period........              $36,446,940          $34,797,496        $6,779,666         $2,923,913
  Ratio of expenses to
    average net assets (2)                              0.90%                0.90%             0.90%              0.82%
  Ratio of net investment
    income to average net
    assets                                              6.49%                6.20%             7.74%              8.18%
  Portfolio turnover rate .........                      193%                 557%               84%                42%
  Ratio of expenses to
    average net assets
    before reimbursement of
    expenses by the Advisor                             1.14%                2.33%             2.34%             17.52%
  Ratio of net investment
    income to average net
    assets before
    reimbursement of
    expenses by the Advisor                             6.26%                4.77%             6.30%             -8.52%

-------------


(1)  Commencement of operations.

(2) Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional
     Intermediate Duration U.S. Government Fund.

==================================================================================================================================

     The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
================================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (formerly the Smith Breeden Short Duration U.S. Government Series) and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Fund", formerly, the Smith Breeden Intermediate Duration U.S. Government Series). The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had no capital loss carryforward.

F. Securities Transactions, Investment Income and Expenses: Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Securities transactions are recorded on the trade date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

1. SIGNIFICANT  ACCOUNTING  POLICIES -- Continued


G. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. FINANCIAL INSTRUMENTS

A.  Derivative  Financial  Instruments  Held or Issued for  Purposes  other than
Trading: The Fund uses interest rate futures contracts for risk management purposes in order to reduce fluctuations in the Fund's net asset value relative to its targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


The Fund had the following open futures contracts as of March 31, 1998:

                                             Number of                               Expiration            Unrealized
Type                                         Contracts         Position               Month                Gain/(Loss)

5 Year Treasury........................           190           Long               June, 1998                  $(4,960)
10 Year Treasury.......................         (240)           Short              June, 1998                   15,759
                                                                                                               -------
                                                                                        Total                  $10,799
                                                                                                               =======


Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1998 was $79,241.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reduce or otherwise limit other expenses of the Fund (excluding advisory fees and litigation, indemnification and other extraordinary expenses) to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses of the Fund to 0.88% through August 1, 1998. For the year ended March 31, 1998, the Advisor received fees of $271,230 and reimbursed the Fund $97,835.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

3. INVESTMENT  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.

4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales of securities, other than short-term investments, aggregated $211,174,973 and $216,659,693, respectively. The purchases and proceeds shown above do not include dollar roll agreements which are considered borrowings by the Fund. The cost of securities for federal income tax purposes is $46,188,181. Net unrealized appreciation of investments, short sales and futures contracts consist of:

    Gross unrealized appreciation.............................      $151,962
    Gross unrealized depreciation.............................       (89,423)
                                                                     -------
    Net unrealized appreciation...............................       $62,539
                                                                     ========

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Fund (formerly "Smith Breeden Intermediate Duration U.S. Government Series") of the Smith Breeden Series Fund (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998

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